Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3 No. 333-137754) of OrthoLogic Corp.
(2) Registration Statement (Form S-3 No. 333-133530) of OrthoLogic Corp.
(3) Registration Statement (Form S-3 No. 333-82050) of OrthoLogic Corp.
(4) Registration Statement (Form S-3 No. 333-01558) of OrthoLogic Corp.
(5) Registration Statement (Form S-3 No. 333-62321) of OrthoLogic Corp.
(6) Registration Statement (Form S-4 No. 333-133530) pertaining to OrthoLogic Corp.’s Asset Purchase Agreement
(7) Registration Statement (Form S-8 No. 333-134980) pertaining to the OrthoLogic Corp.’s 2005 Stock Option Plan
(8) Registration Statement (Form S-8 No. 333-127358) pertaining to the OrthoLogic Corp.’s Restricted Stock Letter Grant
(9) Registration Statement (Form S-8 No. 333-123086) pertaining to the OrthoLogic Corp.’s 1997 Stock Option Plan
(10) Registration Statement (Form S-8 No. 333-87334) pertaining to the OrthoLogic Corp.’s 1997 Stock Option Plan
(11) Registration Statement (Form S-8 No. 333-79010) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(12) Registration Statement (Form S-8 No. 333-01268) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(13) Registration Statement (Form S-8 No. 333-35505) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(14) Registration Statement (Form S-8 No. 333-35507) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(15) Registration Statement (Form S-8 No. 333-09785) pertaining to the OrthoLogic Corp.’s Stock Option Plan of our report dated March 10, 2009, except for the period from August 5, 2004 (inception) through December 31, 2005 as to which the date is September 18, 2009, with respect to the financial statements of OrthoLogic Corp. (dba Capstone Therapeutics) (a development stage company) included in this Annual Report (Form 10-K/A) for the year ended December 31, 2008.

/s/ Ernst & Young LLP

Phoenix, Arizona
September 18, 2009